UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 17, 2002


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                                  1-9250               35-1468632
----------------------                   ----------------     --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         (Former name or former address,
                         if changed since last report.)
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Item 3.  Bankruptcy or Receivership.

On December 17, 2002, Conseco, Inc. (the "Company") and its subsidiaries, CIHC, Incorporated, CTIHC, Inc., Partners Health Group, Inc., Conseco Finance Corp. ("Conseco Finance"), and Conseco Finance Servicing Corp., filed for relief under Chapter 11 of the United States Bankruptcy Code. The Chapter 11 proceedings are pending in the United States Bankruptcy Court for the Northern District of Illinois (Case No. 0 2 B 49671). In accordance with Chapter 11, the Company and its filing subsidiaries remain debtors-in-possession. A copy of each of the press releases issued by the Company and Conseco Finance in connection with these filings are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7(c).  Exhibits.

     99.1    Press release of Conseco, Inc. issued December 18, 2002.

     99.2    Press release of Conseco Finance Corp. issued December 18, 2002.





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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CONSECO, INC.

December 18, 2002
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer